EXHIBIT D-2


                         INCOME TAX ALLOCATION AGREEMENT

                             THIRTY-SECOND AMENDMENT


     Southern Energy Finance Company, Inc. was incorporated in 1996 and is wholly owned by SEI Holdings, Inc. Southern Energy Finance Company, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                                  Southern Energy Finance Company, Inc.


___________________________________      BY: /s/  Tommy Chisholm
Assistant Secretary

                         INCOME TAX ALLOCATION AGREEMENT

                             THIRTY-THIRD AMENDMENT


     EPZ Lease, Inc. was incorporated in 1996 and is wholly owned by Southern Energy Finance Company, Inc. EPZ Lease, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                                  EPZ Lease, Inc.



___________________________________      BY: /s/ Tommy Chisholm
Assistant Secretary

                         INCOME TAX ALLOCATION AGREEMENT

                             THIRTY-FOURTH AMENDMENT

     Southern Electric International Finance, Inc. was incorporated in 1996 and is wholly owned by Southern Electric International - Europe, Inc. Southern Electric International Finance, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                             Southern Electric International Finance, Inc.



___________________________________   BY: /s/  Tommy Chisholm
Assistant Secretary




                         INCOME TAX ALLOCATION AGREEMENT

                             THIRTY-FIFTH AMENDMENT


     Southern Telecom Holding Company, Inc. was incorporated in 1996 and is wholly owned by The Southern Company. Southern Telecom Holding Company, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.


                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                                 Southern Telecom Holding Company, Inc.



___________________________________      BY: /s/  Tommy Chisholm
Assistant Secretary





                         INCOME TAX ALLOCATION AGREEMENT

                             THIRTY-SIXTH AMENDMENT


     Southern Telecom 1, Inc. was incorporated in 1996 and is wholly owned by Southern Telecom Holding Company, Inc. Southern Telecom 1, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                                  Southern Telecom 1, Inc.



___________________________________      BY: /s/  Tommy Chisholm
Assistant Secretary

                       INCOME TAX ALLOCATION AGREEMENT

                            THIRTY-SEVENTH AMENDMENT


     Southern Telecom 2, Inc. was incorporated in 1996 and is wholly owned by Southern Telecom Holding Company, Inc. Southern Telecom 2, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                                   Southern Telecom 2, Inc.



___________________________________      BY: /s/  Tommy Chisholm
Assistant Secretary



                         INCOME TAX ALLOCATION AGREEMENT

                             THIRTY-EIGHTH AMENDMENT


     Southern Information Holding Company, Inc. was incorporated in 1996 and is wholly owned by The Southern Company. Southern Information Holding Company, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                                Southern Information Holding Company, Inc.



___________________________________      BY: /s/  Tommy Chisholm
Assistant Secretary





                         INCOME TAX ALLOCATION AGREEMENT

                             THIRTY- NINTH AMENDMENT


     Southern Information 1, Inc. was incorporated in 1996 and is wholly owned by Southern Information Holding Company, Inc. Southern Information 1, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                                  Southern Information 1, Inc.



___________________________________      BY: /s/  Tommy Chisholm
Assistant Secretary




                         INCOME TAX ALLOCATION AGREEMENT

                               FORTIETH AMENDMENT


     Southern Information 2, Inc. was incorporated in 1996 and is wholly owned by Southern Information Holding Company, Inc. Southern Information 2, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                                   Southern Information 2, Inc.



___________________________________      BY: /s/  Tommy Chisholm
Assistant Secretary



                         INCOME TAX ALLOCATION AGREEMENT

                              FORTY-FIRST AMENDMENT


     Southern Energy - Cajun, Inc. was incorporated in 1996 and is wholly owned by SEI Hawaiian Cogenerators, Inc. Southern Energy - Cajun, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                                  Southern Energy - Cajun, Inc.



___________________________________      BY: /s/  Tommy Chisholm
Assistant Secretary


                         INCOME TAX ALLOCATION AGREEMENT

                             FORTY- SECOND AMENDMENT


     SEI State Line, Inc. was incorporated in 1996 and is wholly owned by Southern Energy North America, Inc. SEI State Line, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1996 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of April, 1997.



ATTEST                                   SEI State Line, Inc.



___________________________________      BY: /s/  Tommy Chisholm
Assistant Secretary